SECURITY AGREEMENT - STOCK PLEDGE

     This SECURITY AGREEMENT - STOCK PLEDGE (this "Agreement"), dated as of December 31, 1997, is entered into by and between PALOMAR MEDICAL TECHNOLOGIES, INC., a Delaware corporation ("Pledgor" or "Borrower"), and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Pledgee"), with reference to the following facts:

                                    RECITALS

     A. Pledgor is contemporaneously herewith entering into that certain Secured Promissory Note, dated as of even date (as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms, the "Secured Note").

     B. In order to induce Pledgee to enter into the Secured Note, Pledgor has agreed to execute and deliver this Agreement to Pledgee, securing Pledgor's obligations owing to Pledgee under the Secured Note with a pledge of Pledgor's right, title and interest in and to sufficient unrestricted capital stock of Pledgor, which shall be wholly owned by Pledgor at the time of the delivery of the stock, such that seventy percent (70%) of the value of said stock shall at all times be equal to or greater than the principal amount due and payable under the Secured Note.

                                    AGREEMENT

     NOW  THEREFORE,  in  consideration  of  the  mutual  promises,   covenants,
conditions, representations and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION.

          (A) DEFINITIONS. All initially capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Secured Note. In addition, the following terms, as used in this Agreement, have the following meanings:

               "BORROWER" has the meaning set forth in the introduction hereto.

               "CODE" means the California Uniform Commercial Code as amended and supplemented from time to time, and any successor statute; PROVIDED, HOWEVER, with respect to any Collateral consisting of "uncertified securities" (as defined in Division 8 of the Code), "Code" shall mean the Uniform Commercial Code as adopted in the States of incorporation of each Borrower, as amended and supplemented from time to time, and any successor statue.

               "COLLATERAL" means all of the following:

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               (i)  Upon  execution  and return of this  Agreement,  Coast shall accept as the Collateral sufficient unrestricted marketable securities in Pledgor such that seventy percent (70%) of the market price of said securities shall be equal to or greater than the principal amount due and owing under the Secured Note. Pledgor shall use it best efforts to obtain the authority to issue, and to issue sufficient unrestricted marketable securities in Pledgor such that seventy percent
                    (70%)  of  the  market  price  of  the  Pledgor   marketable
                    securities shall be equal to or greater than the principal amount due and owing under the Secured Note ("Pledgor Shares"). If at any time that Coast is holding the Pledgor Shares, and the market price decreases such that the coverage ratio (Market Price of the Pledgor Shares, to the outstanding principal balance under the Secured Note) is eighty-five percent (85%) or greater, Pledgor shall provide Coast, upon demand, with additional Pledgor Shares to reach a 70% coverage ratio. Coast will release Pledgor Shares to Pledgor upon collection of principal payments under the
                    Secured  Note  provided  that  the  seventy   percent  (70%)
                    coverage ratio is maintained.

               (ii) The proceeds of each of the foregoing, including any and all dividends, cash, stock, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any of the Shares or Options (the "Proceeds").

               "SECURED NOTE" has the meaning set forth in Recital A hereto

               "EVENT OF DEFAULT" has the meaning given to such term in Section 10.

               "LOAN DOCUMENTS" means this Agreement, the Secured Promissory Note and the other agreements, instruments and documents executed in connection herewith and therewith.

               "PLEDGEE" has the meaning set forth in the introduction hereto.

               "PLEDGOR" has the meaning set forth in the introduction hereto.

               "SECURED OBLIGATIONS" means Pledgor's obligations under the Loan Documents and the obligations of Pledgor under this Agreement.

               "SHARES" means all of the Pledgor Shares.

               "33 ACT" means the Securities Act of 1933, as amended and supplemented from time to time, and any successor statute, and any and all rules promulgated in connection therewith.

          (B) CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder" and other similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement. Any reference herein to any document includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this agreement nor any uncertainty or ambiguity herein shall be construed

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               or resolved against Pledgee or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by Pledgor, Pledgee, and their respective counsel, and shall be construed and interpreted according to all ordinary meanings of the words used so as to fairly accomplish the purpose and intentions of Pledgee and Pledgor.

     2. PLEDGE. As security for the prompt and complete payment and performance of the Secured Obligations, Pledgor hereby, except as otherwise provided for herein, delivers, pledges, and grants to Pledgee a continuing security interest in Pledgor's right, title, and interest in and to the Collateral. Sufficient certificates or instruments representing or evidencing the Collateral shall be delivered promptly to and held by Pledgee pursuant hereto and shall be in suitable form for transfer or assignment in blank, all in form and substance satisfactory to Pledgee. In the event that the securities that comprise the Collateral are uncertified or in book entry form, then Pledgor shall take such actions as may be required to register or enter, as the case may be, such Collateral in the name of Pledgee, and otherwise take such actions as Pledgee may require for Pledgee's security interest therein to be perfected in accordance with Section 8313 and 8321 of the Code. In addition, Pledgor shall provide Pledgee with an opinion of counsel satisfactory to Pledgee, to the effect that Pledgee has a perfected security interest in the Collateral, that the Collateral accurately states ownership and capital structure of Pledgor and such other opinions as Pledgee may require, in form and substance satisfactory to Pledgee.

     3. FURTHER ASSURANCES. Pledgor agrees that it shall cooperate with Pledgee and shall execute and deliver, or cause to be executed and delivered, to Pledgee all stock powers, proxies, assignments, financing statements, instruments and other documents, and shall take all further action, at the expense of Pledgor, from time to time requested by Pledgee, in order to maintain a continuing, first-priority, perfected security interest in the Collateral in favor of Pledgee, and to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to the Collateral, and Pledgor agrees that it shall execute and deliver to Pledgee at Pledgee's request any further applications, agreements, documents and instruments, and shall perform any and all acts deemed necessary by Pledgee to carry into effect the terms, conditions, and provisions of this Agreement and the transactions connected herewith. Should Pledgor fail to execute or deliver any such applications, agreements, documents, financing statements and instruments, or to perform any such acts, Pledgor acknowledges that Pledgee may execute and deliver the same and perform such acts in the name of Pledgor and on its behalf as its attorney-in-fact in accordance with Section 12 hereof.

     4. PLEDGEE'S DUTIES. Pledgee shall not have any duties with respect to the Collateral other than the duty to use reasonable care if the Collateral is in its possession. In accordance with Section 9207 of the Code, Pledgee shall be deemed to have used reasonable care if it observes substantially the same standard of care with respect to the custody or protection of the Collateral as it observes with respect to similar assets owned by Pledgee. Without limiting the generality of the foregoing, Pledgee shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties, to sell the same if it threatens to decline in value, or to exercise any rights represented thereby (including rights with respect to calls, conversions, exchanges, maturities, or tenders); provided, however, that Pledgee may, at its option, do so, and any and all expenses incurred in connection therewith shall be for the account of Pledgor.

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     5. VOTING RIGHTS; DIVIDENDS; ETC..

          5.1 During the term of this Agreement, and as long as no Event of Default is continuing:

               (a) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Shares or any part thereof; provided, however, no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with the terms of this Agreement, the Loan Documents or any other instrument or agreement referred to therein or herein, or which could have effect of impairing the value of the Collateral or any part thereof or the position or interest of Pledgee therein.

               (b) Pledgor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Shares not otherwise prohibited by the Loan Documents; provided, HOWEVER, that any and all:

                    (i) dividends and distributions paid or payable other than in cash in respect of, and any and all additional Shares or instruments or other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Shares;

                    (ii) dividends and distributions  paid or payable in cash in respect of any Shares in connection with a partial or total liquidation or dissolution, merger, consolidation of any of the Borrowers, or any exchange of stock, conveyance of assets, or similar corporate reorganization; and

                    (iii)cash  paid  with  respect  to,  payable,  or  otherwise distributed on redemption of, or in exchange for, any Shares, shall be forthwith delivered to Pledgee to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Pledgee as Collateral in the same form as so received (with any necessary endorsement), and, if deemed appropriate by Pledgee, Pledgor shall take such actions, including the actions described in Section 2, as Pledgee may require.

          5.2 If an Event of Default shall be continuing or any amounts shall be due and payable (whether by acceleration, maturity, or otherwise) under any of the Secured Obligations, all rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 5.1(a) and to receive the dividends and distributions that it would be otherwise be authorized to receive and retain pursuant to Section 5.1(b) shall, at Pledgee's option, cease, and all such rights shall at Pledgee's option, thereupon become vested in Pledgee, and Pledgee shall, at its option, thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments. Any payments received by Pledgor contrary to the provisions of this section 5.2 shall be held in trust by Pledgor for the benefit of Pledgee, shall be segregated from other funds of Pledgor, and shall be promptly paid over to Pledgee, with any necessary endorsement.

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     6.   REPRESENTATIONS,   WARRANTIES,   AND  COVENANTS.   Pledgor   warrants,
          represents, and covenants that:

          6.1 Pledgor is and will continue to be a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Pledgor is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so wou1d have a Material Adverse Effect. The execution, delivery and performance by Pledgor of this Agreement, Secured Promissory Note and the other Loan Documents (a) have been duly and validly authorized, (b) are enforceable against Pledgor in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), and (c) do not violate Pledgor's articles or certificate of incorporation, or Pledgor's by-laws, or any law or any material agreement or instrument which is binding upon Pledgor or its property, and (d) do not constitute grounds for acceleration of any material indebtedness or obligation under any material agreement or instrument which is binding upon Pledgor or its property.

          6.2 EXCEPT WITH RESPECT TO APPLICABLE SECURITIES LAWS AND REGULATIONS, ESTABLISHED BY THE SEC, THERE are no restrictions upon the transfer of any of the Collateral to or by Pledgee and Pledgor is the sole beneficial owner of the Collateral and has the right to pledge and grant a security interest in or otherwise transfer, SUBJECT TO APPLICABLE SECURITIES LAWS, such Collateral free of any encumbrances or rights of third parties.

          6.3 All of the Collateral is and shall remain free from all liens, claims, encumbrances, and purchase-money or other security interests except as created hereby. Pledgor shall not, without Pledgee's prior written consent sell or otherwise dispose of any of the Collateral.

          6.4 The execution and delivery of this Agreement, and the delivery to Pledgee of the Shares creates a valid, perfected, and first-priority security interest in the Collateral in favor of Pledgee, and all actions necessary or desirable to such perfection have been duly taken.

          6.5 No authorization or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either: (a) for the grant by Pledgor of the security interest granted hereby or for the execution, delivery, or performance of this Agreement by Pledgor, (b) for the perfection of or exercise by Pledgee of its rights and remedies hereunder (except as may have been taken by or at the direction of Pledgor or as maybe required in connection with a disposition of the Collateral by laws affecting the offering and sale of securities generally); or
               (c) for the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as maybe required in connection with a disposition of the Collateral by laws affecting the offering and sale of securities generally).

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          6.6  All of the issued and outstanding  shares of Common Stock pledged pursuant to this Agreement are owned by Pledgor and shall at all times during the term of the Loan Documents bear a restricted legend confirming their pledged status hereunder.

          6.7 Pledgor shall, upon execution hereof, commence its best efforts to obtain the authority to issue and to issue the necessary number of unrestricted shares in Pledgor as required under this Agreement.

          6.8 At the time of delivery to Pledgee, all of the outstanding Shares shall have been duly and validly issued and will be fully paid and non-assessable.

          6.9 Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers, and voting rights), and Pledgor agrees that Pledgee shall not have any responsibility or liability for informing Pledgor or any such changes or for taking any action or omitting to take any such action with respect thereto.

     7. SHARE ADJUSTMENTS. In the event that during the term of this Agreement any reclassification, readjustment, or other change is declared or made in the capital structure of Pledgor, all new substituted and additional shares, options, or other securities issued or issuable to Pledgor by reason of any such change or exercise shall be delivered to or held by Pledgee under the terms of this Agreement in the same manner as the Collateral originally Pledged hereunder.

     8. OPTIONS. In the event that during the term of this Agreement Options shall be issued or exercised in connection with the Collateral, such Options acquired by Pledgor shall be immediately assigned by Pledgor to Pledgee and all new shares or other securities acquired by Pledgor shall also be immediately assigned to Pledgee to be held under to the same terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

     9. CONSENT. Pledgor hereby consents that, from time to time, before or after the occurrence or existence of any Event of Default with or without notice to or assent from Pledgor, any other security at any time held by or available to Pledgee for any of the Secured Obligations or any other security at any time held by or available to Pledgee of any other person, firm, or corporation secondarily or otherwise liable for any of the Secured Obligations, may be exchanged surrendered, or released and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, or released, in whole or in part, as Pledgee may see fit. Pledgor shall remain bound under this Agreement not withstanding any such change, surrender, release, alteration, renewal, extension, continuance, compromise, waiver, or inaction, or extension of further credit.

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     10.  EVENTS  OF  DEFAULT.  The  occurrence  of any of the  following  shall constitute an event of default ("Event of Default") under this Agreement;

          10.1 The Occurrence of an Event of default under the Secured Note.

          10.2 Pledgor shall breach, or be in default of, any of its agreements, covenants and obligations under this Agreement or the Guaranty; or;

          10.3 Any representation or warranty made by Pledgor under this Agreement or the Secured Note shall prove to have been untrue when made.

     11.  REMEDIES UPON DEFAULT.

     11.1 Upon the occurrence of an Event of Default, Pledgee shall have, in addition to any other rights given by law or in this Agreement, in the Loan Documents, or in any other agreement between Pledgee and Pledgor, all of the rights and remedies with respect to the Collateral of a secured Party under the code, and also shall have, without limitation the following rights, which Pledgor hereby agrees to be commercially reasonable.

          (a) to receive an amounts payable in respect of the Collateral to Pledgor under Section 5.1(b) hereof;

          (b) to register all or any part of the Collateral on the books of each of the Borrowers in Pledgee's name or the name of its nominee or nominees;

          (c) to vote all or part of the Shares (whether or not transferred into the name of the Pledgee) in accordance with Section 5.2 hereof, and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS PLEDGEE THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR, COUPLED WITH AN INTEREST, WITH FULL POWER OF SUBSTITUTION FOR ANY AND ALL OF SUCH PURPOSES; WHICH PROXY AND POWER OF ATTORNEY SHALL CONTINUE IN FULL FORCE AND EFFECT AND TERMINATE UPON THE EARLIER TO OCCUR OF (A) THE INDEFEASIBLE PAYMENT IN FULL OF THE SECURED OBLIGATIONS, AND (B) TEN (10) YEARS FROM THE DATE HEREOF.

          (d) at any time or from time to time, to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; PROVIDED that at least five
               (5) days notice of the time and place of any such sale shall be given to Pledgor. Pledgee shall not be

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               obligated  to make  any such  sale of  Collateral  regardless  of whether any such notice of sale has therefore been given. Pledgor hereby waives any other requirement of notice, demand, or advertisement for sale, to the extent permitted by law. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right of equity or redemption. Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall Pledgee be under any obligation to take any action whatsoever with regard thereto;

          (e) to buy the Collateral in its own name, or in the name of a designee or nominee. Pledgee shall have the right to execute any document or form, in its name or in the name of the Pledgor, that may be necessary or desirable in connection with such sale of the Collateral.

          (f) to sell all of or any part of the Collateral by a private placement, restricting bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Pledgee may solicit offers to buy the Collateral, or any part of it for cash, for a limited number of investors deemed by Pledgee, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral. If Pledgee shall solicit such offers from not less than four (4) such investors, then the acceptance by Pledgee of the highest offer obtained therefore shall be deemed to be a commercially reasonable method of disposition of such Collateral, even though the sales price established and/or obtained may be substantially less than the price that would be obtained pursuant to a public offering. Notwithstanding the foregoing, should Pledgee determine that, prior to any public offering of any securities contained in the Collateral, such securities should be registered under the '33 Act and/or registered or qualified under any other federal or state law, and that such registration and/or qualification is not practical, Pledgor agrees that it will be commercially reasonable if a private sale is arranged so as to avoid a public offering even if offers are solicited from fewer than four (4) investors, and even though at sales price established and/or obtained may be substantially less than the price that would be obtained pursuant to a public offering.

               NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN THIS PARAGRAPH 11, should the Event of Default be Pledgor's failure to make a payment within ten (10) days of its due date, Coast will be permitted to exercise it rights as described herein against only that amount of the Collateral sufficient to satisfy the amount of the past due payment plus all costs, fees and expenses in connection with the exercise of said rights against the Collateral. However, in the event Pledgor falls three (3) months in arrears under the Secured Note, upon ten (10) days written notice prior to the sale, Coast will be permitted to exercise it rights as described herein against only that portion of the Collateral sufficient to obtain any and all amounts due under the Secured Note plus all costs, fees and expenses in connection with the exercise of said rights against the Collateral.

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     12.  PLEDGEE AS PLEDGOR'S  ATTORNEY-IN  FACT.  Pledgor  hereby  irrevocably appoints  Pledgee as its  attorney-in-fact,  coupled with an interest,
          (i) to arrange for the register, at any time after the occurrence and during the continuance of an Event of Default, of the Collateral on the books of each of the Borrowers to the name of Pledgee or to the name of Pledgee's nominee and (ii) to receive, endorse and collect all instruments made payable to Pledgor of any dividend, distribution or other payment on account of the Collateral, or any part thereof, and to give full discharge for the same and to execute and file
          governmental   notifications  and  reporting  forms.  Pledgor  further
          authorizes Pledgee to perform any and all acts which Pledgee deems necessary for the protection and preservation of the Collateral or of the value of Pledgee's security interest therein, but not limited to receiving income thereon as additional security hereunder, all at Pledgor's expense, and Pledgor agrees to repay Pledgee promptly upon demand any amounts expended hereunder by Pledgee, together with interest thereon. Pledgor further grants to Pledgee a power of attorney coupled with an interest to execute all agreements, forms, applications, documents and instruments and to take all actions and to do all things as could be executed, taken or done by Pledgor in connection with the protection and preservation of the Collateral or this Agreement. This power of attorney is irrevocable and authorizes Pledgee to act for Pledgor in connection with the matters described herein without notice to or demand upon Pledgor.

     13.  GENERAL PROVISIONS

          13.1 CUMULATIVE REMEDIES: NO PRIOR RECOURSE TO COLLATERAL. The enumeration herein of Pledgee's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Pledgee may have under the Secured Note, the Loan Documents, the Code, or other applicable law. Pledgee shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

          13.2 NO IMPLIED WAIVERS. No act, failure, or delay by Pledgee shall constitute a waiver of any of its rights and remedies. No single or partial waiver by Pledgee of any provision of this Agreement, or of a breach or default hereunder, or of any right or remedy which the Pledgee may have, shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion. No waiver by Pledgee shall effect its rights to require strict performance of this Agreement.

          13.3 NOTICES. All notices or demands by any party hereto to the other party and relating to this Agreement shall be sent in accordance with the terms of Section 9.5 of the Secured Note as follows:

               If to Pledgor:             Palomar Medical Technologies, Inc.
                                          45 Hartwell Avenue
                                          Lexington, MA 02173
                                          Attn:  Director of Finance
                                          Facsimile No. (781) 676-7330

               With a copy to:            Palomar Medical Technologies, Inc.
                                          General Counsel
                                          45 Hartwell Avenue
                                          Lexington, MA 02173
                                          Facsimile No. (781) 676-7330

              If to Pledgee:              Coast Business Credit
                                          12121 Wilshire Blvd., Ste. 1111
                                          Los Angeles, CA 90025

                                          Attn:  Bay Fetner
                                          Facsimile No:  (310) 826-2884

          13.4 SEVERABILITY. Should any provision, clause or condition of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement.

          13.5 INTEGRATION. This Agreement and such other agreements, documents and instruments as may be executed in connection herewith shall be construed as the entire and complete agreement between Pledgor and Pledgee and shall supersede all prior negotiations, all of which are merged and integrated herein.

          13.6 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended except in a writing executed by Pledgor and a duly authorized officer of Pledgee.

          13.7 TIME OF ESSENCE. Time is of the essence in the performance by Pledgor of each and every obligation under this Agreement.

          13.8 MUTUAL WAIVER OF JURY TRIAL. Pledgor and Pledgee each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to, this Agreement, or any conduct, acts omission of Pledgor or Pledgee any of their directors, officers, employees, agents, attorneys or any other persons affiliated with Pledgor or Pledgee.

          13.9 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that Pledgor may not assign or transfer any of its rights under this Agreement without the prior written consent of Pledgee, and any prohibited assignment shall be void. No consent by Pledgee to any assignment shall relieve Pledgor or any guarantor from its liability hereunder.

          13.10PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are used herein for convenience only. Pledgor acknowledges that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Pledgor or Pledgee under any rule of construction or otherwise.

         13.11 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Pledgor and Pledgee SHALL be governed by and in accordance with the laws of the State of California; PROVIDED, HOWEVER, the respective rights of the parties hereto in the Collateral, including voting, transfer and proxy rights, shall be governed by the laws of the state of organization of each of the Companies, respectively, to the extent such laws are applicable to such rights. Any undefined term used in this Agreement that is defined in the California Uniform Commercial Code shall have the meaning therein assigned to that term. As a part of the consideration to Pledgee to enter into the Secured Note, Pledgor (i) agrees that all actions and proceedings relating directly or indirectly hereto shall, at Pledgee's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (ii) consent to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Pledgor may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                        "PLEDGOR'

                                        PALOMAR MEDICAL TECHNOLOGIES, INC.


                                                  /s/ Louis P. Valente
                                        ---------------------------------------
                                        By:       Louis P. Valente
                                        Title:    CEO and President

                                        "PLEDGEE"

                                        COAST BUSINESS CREDIT, a division of
                                        SOUTHERN PACIFIC BANK, a California
                                        corporation


                                                  /s/ Philip Goessler
                                        -------------------------------------
                                        By:  Philip Goessler
                                        Title:  Vice President